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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   April 26, 2007


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR.

              On April 26, 2007, the shareowners of Nexen Inc. (the "Company") approved a two-for-one stock split of its common shares. The split entitles each shareowner of record at the close of business on May 10, 2007, to receive one additional share for every one share of stock of the Company owned by the shareowner. In connection with the stock split, the Board of Directors approved the Company's Articles of Amendment dividing all of the issued and outstanding common shares on the basis of two common shares for one common share held, with par value remaining at nil.

              The Company received a Certificate of Amendment dated April 26, 2007 ("Certificate") and Articles of Amendment dated April 26, 2007 ("Articles") from Industry Canada. The Certificate and Articles are attached hereto as Exhibit 3.16 and are incorporated by reference into this item.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

              EXHIBIT
              NUMBER           DESCRIPTION
              -----------      -----------

                 3.16          Certificate and Articles of Amendment
                               dated April 26, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 27, 2007

                                     NEXEN INC.



                                     By: /s/ Sylvia L. Groves
                                         -------------------------------------
                                         Name:  Sylvia L. Groves
                                         Title: Assistant Secretary



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                                 EXHIBIT INDEX



Exhibit
Number                            Description
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    3.16         Certificate and Articles of Amendment dated April 26, 2007